Exhibit 10.1

Execution Version

AMENDED AND RESTATED

TRUST AGREEMENT

OF

BREAD FINANCIAL CARD ISSUANCE TRUST

between

BREAD FINANCIAL FUNDING, LLC,

as Beneficiary and Transferor,

and

BNY MELLON TRUST OF DELAWARE

Dated as of June 11, 2026

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

		Page

ARTICLE XII

COMPLIANCE WITH REGULATION AB

Section 12.01.	Intent of the Parties; Reasonableness	34

Section 12.02.	Information to Be Provided by the Trustee Bank	34

-iv-

This AMENDED AND RESTATED TRUST AGREEMENT of BREAD FINANCIAL CARD ISSUANCE TRUST is dated as of June 11, 2026, by and between BREAD FINANCIAL FUNDING, LLC, a Delaware limited liability company, as Beneficiary and as Transferor, and BNY MELLON TRUST OF DELAWARE, a Delaware banking corporation, as Owner Trustee and Trustee Bank.

WHEREAS, the parties hereto created the Trust as a statutory trust under the Delaware Statutory Trust Act by filing the Certificate of Trust with the Secretary of State on January 30, 2026 and entering into a Trust Agreement dated as of January 30, 2026 (the “Original Trust Agreement”); and

WHEREAS, the parties agree to and do hereby amend and restate the Original Trust Agreement to read in its entirety as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend and restate the Original Trust Agreement as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions. For purposes of this Agreement, the following terms have the following meanings:

“Administrator” means the Bank, in its capacity as Administrator pursuant to the Servicing Agreement, and any permitted successors or assigns.

“Adverse Effect” has the meaning specified in the Indenture.

“Affiliate” has the meaning specified in the Indenture.

“Agreement” means this Amended and Restated Trust Agreement of Bread Financial Card Issuance Trust, as the same may be further amended, restated, supplemented or otherwise modified from time to time.

“Authorized Officers” has the meaning specified in Section 7.09.

“Bank” means Comenity Capital Bank, a Utah industrial bank, and any successor (by merger or consolidation) or assign of Comenity Capital Bank.

“Banking AML Law” has the meaning specified in Section 11.14.

“Beneficial Interest” means the undivided beneficial interest of the Beneficiary in the Trust.

“Beneficiary” means (a) BFF, as beneficial owner of the Trust, and (b) each Permitted Affiliate Transferee to which all or a portion of the Beneficial Interest is transferred in accordance with Section 3.02, in each case so long as such Person continues to own all or a portion of the Beneficial Interest. References to “each Beneficiary” shall refer to each Person mentioned in the preceding sentence, and references to “the Beneficiary” shall refer to all of such Persons.

“BFF” means Bread Financial Funding, LLC, a Delaware limited liability company, and its permitted successors and assigns.

“Business Day” has the meaning specified in the Indenture.

“Certificate of Trust” means the Certificate of Trust of the Trust and certificate of amendment in the forms attached hereto as Exhibit A, which have each been filed with the Secretary of State pursuant to subsection 3810(a) of the Delaware Statutory Trust Act, as the same may be further amended or restated from time to time.

“Class” means, with respect to any Note, the Class specified in the applicable Indenture Supplement.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.

“Commission” has the meaning specified in the Indenture.

“CTA” means the Corporate Transparency Act, 31 U.S.C. § 5336 et seq., as amended from time to time and any successor statute.

“Corporate Trust Office” means, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 103 Bellevue Parkway, 3rd Floor, Wilmington, DE 19809; or such other address in the State of Delaware as the Owner Trustee may designate by notice to the Beneficiary and the Transferor, or the principal corporate trust office of any successor Owner Trustee, which shall be in the State of Delaware (the address of which the successor Owner Trustee shall notify the Beneficiary and the Transferor).

“Delaware Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. §§ 3801, et seq., as amended from time to time, and any successor statute thereto.

“Electronic Means” shall mean the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee Bank, or another commercially reasonable method or system specified by the Trustee Bank as available for use in connection with its services hereunder.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

“Expenses” has the meaning specified in Section 8.02.

“FDIC Rule” has the meaning specified in the Indenture.

“GAAP” has the meaning specified in the Indenture.

“Governmental Authority” means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Indemnified Parties” has the meaning specified in Section 8.02.

“Indenture” means the Indenture, dated as of June 11, 2026, by and among the Trust, the Indenture Trustee and U.S. Bank National Association, as securities intermediary, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Indenture Supplement” has the meaning specified in the Indenture.

“Indenture Trustee” means U.S. Bank Trust Company, National Association, in its capacity as indenture trustee under the Indenture, its successors in interest and any successor indenture trustee under the Indenture.

“Instructions” has the meaning specified in Section 7.09.

“Issuer” means the Trust.

“Issuer Accounts” has the meaning specified in the Transfer Agreement.

“Issuer Certificate” has the meaning specified in the Indenture.

“Issuer Tax Opinion” has the meaning specified in the Indenture.

“Note” has the meaning specified in the Indenture.

“Noteholder” has the meaning specified in the Indenture.

“Note Registrar” has the meaning specified in the Indenture.

“OFAC” has the meaning specified in Section 2.15(f).

“Officer’s Certificate” has the meaning specified in the Indenture.

“Original Trust Agreement” has the meaning specified in the recitals to this Agreement.

“Outstanding Principal Amount” has the meaning specified in the Indenture.

“Owner Trustee” means BNY Mellon Trust of Delaware, a Delaware banking corporation, not in its individual capacity but solely in its capacity as owner trustee hereunder, and each successor owner trustee appointed in accordance with Article X, not in its individual capacity but solely in its capacity as owner trustee hereunder, and each separate and co-trustee under and to the extent provided in Section 10.05, not in its individual capacity but solely in its capacity as separate or co-trustee hereunder.

“Periodic Filings” means any filing or submission that the Trust is required to make with respect to the Notes, including filings pursuant to the Securities Act, the Exchange Act and filings with any stock exchange or self-regulatory organization.

“Permitted Affiliate Transferee” has the meaning specified in Section 3.02.

“Person” has the meaning specified in the Indenture.

“Rating Agency” has the meaning specified in the Indenture.

“Rating Agency Condition” has the meaning specified in the Indenture.

“Receivables” has the meaning specified in the Transfer Agreement.

“Regulation AB” means Subpart 229.1100 – Asset-Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting releases (including Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005) and Asset-Backed Securities Disclosure and Registration, Securities Act Release No. 33-9638, 79 Fed. Reg. 57,184 (September 24, 2014)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Requirements of Law” means, for any Person, the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

“Responsible Officer” means, when used with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Trustee Bank (or any successor group of the Trustee Bank) with direct responsibility for the administration of the Trust and also, with respect to a particular matter, any other officer of the Trustee Bank to whom such matter is referred because of such officer’s knowledge of, and familiarity with, the particular subject.

“Sanctions” has the meaning specified in Section 2.15(f).

“Secretary of State” means the Office of the Secretary of State of the State of Delaware.

“Securities Act” means the Securities Act of 1933, as amended from time to time and any successor statute.

“Securitization Transaction” means any transaction involving a new issuance of Notes pursuant to the Indenture, whether publicly offered or privately placed, rated or unrated.

“Series” has the meaning specified in the Indenture.

“Servicer” has the meaning specified in the Servicing Agreement.

“Servicing Agreement” means the Servicing Agreement, dated as of June 11, 2026, by and among BFF, as Transferor, the Bank, as Servicer and Administrator, the Trust, as Issuer, and U.S. Bank Trust Company, National Association, as Indenture Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Transaction Documents” has the meaning specified in the Transfer Agreement and includes any document designated as a “Transaction Document” under Section 2.03(b) of this Agreement.

“Transfer” has the meaning specified in Section 3.02 hereof (and related terms shall take their corresponding meaning, e.g., “Transferee” shall refer to a Person who is the recipient of a Transfer, and “Transferred” shall signify being the subject of a Transfer).

“Transfer Agreement” means the Transfer Agreement, dated as of June 11, 2026, by and among the Trust, as Issuer, BFF, as Transferor, and U.S. Bank Trust Company, National Association, as Indenture Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Transferor” means BFF and its permitted successors and assigns under the Transfer Agreement. References to “each Transferor” shall refer to each entity mentioned in the preceding sentence and references to “the Transferor” shall refer to all of such entities.

“Transferor Certificate” has the meaning specified in Section 4.04(b).

“Transferor Interest” has the meaning specified in the Transfer Agreement.

“Trust” means the statutory trust created by the Original Trust Agreement and the filing of the Certificate of Trust with the Secretary of State and continued under and pursuant to the Delaware Statutory Trust Act and this Agreement.

“Trust Estate” has the meaning specified in Section 2.06.

“Trustee Bank” means BNY Mellon Trust of Delaware in its individual capacity, each bank appointed as successor Owner Trustee under Article X in its individual capacity and each bank appointed as separate or co-trustee under and to the extent provided in Section 10.05 in its individual capacity.

“UCC” means the Uniform Commercial Code, as amended from time to time, as in effect in the State of Delaware and any other applicable jurisdiction.

Section 1.02. Other Definitional Provisions.

(a) Capitalized terms used herein and not otherwise herein defined have the meanings specified in the Transfer Agreement or the Servicing Agreement, as applicable, or, if not defined therein, in the Indenture.

(b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

(d) The words “hereof,” “herein,” “hereunder,” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

ARTICLE II

ORGANIZATION

Section 2.01. Name. The Trust continued hereby is named “Bread Financial Card Issuance Trust,” under which name the Trust may conduct its activities and business contemplated hereby, execute contracts and other instruments and sue and be sued. The Owner Trustee has executed and filed the Certificate of Trust in accordance with subsection 3810(a) of the Delaware Statutory Trust Act. This Agreement is the governing instrument of the Trust.

Section 2.02. Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Beneficiary and the Transferor.

Section 2.03. Purposes and Powers; Trust To Operate as a Single Purpose Entity.

(a) The purpose of the Trust is to engage solely in a program of acquiring the Trust Estate and issuing Notes under the Indenture and related activities. Without limiting the generality of the foregoing, the Trust may and shall have the power and authority and is hereby authorized to:

(i) acquire and hold and convey the Trust Estate;

(ii) from time to time grant a security interest in the Trust Estate and grant a security interest in accounts established for the benefit of indebtedness of the Trust under the Indenture;

(iii) from time to time authorize and approve the offering, issuance and sale of, and execute, deliver and issue, Notes pursuant to the Indenture without limitation as to aggregate amounts and, in connection therewith, determine the terms and provisions of such Notes and of the issuance and sale thereof, including the following:

(A) determining the principal amount of the Notes;

(B) determining the maturity date of the Notes;

(C) determining the rate of interest, if any, to be paid on the Notes;

(D) determining the price or prices at which such Notes will be sold by the Trust;

(E) determining the provisions, if any, for the redemption or amortization of such Notes; and

(F) determining the form, terms and provisions of the indentures, fiscal agency agreements or other instruments under which the Notes may be issued and the banks or trust companies to act as trustees, fiscal agents and paying agents thereunder,

(iv) preparing and filing all documents necessary or appropriate in connection with the registration of the Notes under the Securities Act, the qualification of indentures under the Trust Indenture Act of 1939, as amended, and the qualification under any other applicable federal, foreign, state, local or other governmental requirements;

(v) preparing any prospectus, offering memorandum, private placement memorandum or other descriptive material relating to the offering or issuance of the Notes;

(vi) listing the Notes on any United States or non-United States securities exchange;

(vii) appointing a paying agent or agents for purposes of payments on the Notes;

(viii) arranging for the underwriting, subscription, purchase or placement of the Notes and selecting underwriters, managers, dealers and purchasers or agents for that purpose;

(ix) from time to time receive payments and proceeds with respect to the Trust Estate and the Indenture and either invest or distribute those payments and proceeds;

(x) from time to time make deposits to and withdrawals from accounts established under the Indenture;

(xi) from time to time make payments on the Notes;

(xii) from time to time acquire additional collateral to be included in the Trust Estate;

(xiii) execute, deliver and perform the Transaction Documents to which it is to be a party, the Notes and any Transferor Certificates, and all other documents, certificates and agreements necessary or incidental in connection therewith (including, without limitation, the documents listed in Section 2.03(b));

(xiv) issue the Beneficial Interest to the Beneficiary and the Transferor Interest to the Transferor in accordance with Section 4.04(a) and any Transferor Certificates in accordance with Section 4.04(b);

(xv) perform such obligations and exercise and enforce such rights and pursue such remedies as may be appropriate by virtue of the Trust being party to any of the agreements contemplated in clauses (i) through (xiv) above; and

(xvi) subject to compliance with the Transaction Documents, engage in such other related activities as may be required or convenient in connection with conservation of the Trust Estate and the making of payments to the Noteholders and distributions to the applicable Beneficiary or Transferor which activities shall not be contrary to the status of the Trust as a qualified special purpose entity.

In connection with any of the foregoing, the Trust shall have the power and authority, and is hereby authorized and empowered, and each of the Owner Trustee (acting at the written direction of the Beneficiary) or the Beneficiary shall have the power and authority, and each is hereby authorized and empowered, to and may in the name and on behalf of the Trust, (x) execute and deliver, and/or accept, such instruments, agreements, certificates, Uniform Commercial Code financing statements and other documents, and create such security interests, as may be necessary or desirable in connection therewith, and (y) subject to the terms of this Agreement, take such other action as may be necessary or incidental to the foregoing.

(b) Notwithstanding any other provision of this Agreement, the Trust, and each of the Beneficiary, on behalf of the Trust, and the Owner Trustee, on behalf of the Trust, acting alone or together, is hereby authorized and empowered, without any further act, vote or approval, to execute and deliver from time to time loan agreements, underwriting agreements, terms agreements, selling agent agreements, purchase agreements, private placement agreements, dealer agreements, indentures, indenture supplements, notes, security agreements, servicing agreements, transfer agreements and other agreements and instruments as are consistent with the purposes of the Trust, and in each case, any amendments, restatements, supplements, or modifications thereto and the Beneficiary is authorized to designate such documents as “Transaction Documents” by an instrument delivered to the Owner Trustee, which designation may be effected in the applicable agreement itself or in a separate instrument delivered to the Owner Trustee. Without limiting the generality of the foregoing, the Trust, and each of the Beneficiary, on behalf of the Trust, and the Owner Trustee, on behalf of the Trust, acting alone or together, is specifically authorized and empowered to execute and deliver without any further act, vote or approval, and notwithstanding any other provision of this Agreement, the Delaware Statutory Act or other applicable law, rule or regulation, agreements, documents or securities relating to the purposes of the Trust, including:

(i) the Transaction Documents and each Issuer Certificate;

(ii) the Notes;

(iii) any Transferor Certificate; and

(iv) any other document necessary or desirable in connection with the fulfillment of the purposes of the Trust described in, and pursuant to, Section 2.03(a).

The authorization set forth in the preceding sentence shall not be deemed a restriction on the power and authority of the Beneficiary and the Owner Trustee, each on behalf of the Trust, acting alone or together, to execute and deliver any other agreements, documents, instruments and securities or to take any other actions on behalf of the Trust in connection with the fulfillment of the purposes of the Trust described in, and pursuant to, Section 2.03(a).

(c) Each of the Beneficiary, on behalf of the Trust, and the Owner Trustee, on behalf of the Trust, acting alone or together, is hereby authorized and empowered (but the Owner Trustee shall not be obligated) to execute and file any Periodic Filings.

(d) The Beneficiary shall at all times maintain the books, records and accounts of the Trust separate and apart from those of any other Person, and shall cause the Trust to hold itself out as being a Person separate and apart from any other Person.

(e) The Trust shall not engage in any business or own any assets unrelated to the purposes of the Trust.

Section 2.04. Appointment of the Owner Trustee. The Beneficiary appointed BNY Mellon Trust of Delaware as the Owner Trustee of the Trust pursuant to the Original Trust Agreement and hereby continues BNY Mellon Trust of Delaware as the Owner Trustee of the Trust, to have all the rights, powers and duties set forth herein and, to the extent not inconsistent herewith, in the Delaware Statutory Trust Act with respect to accomplishing the purposes of the Trust.

Section 2.05. Management of Trust. (a) In accordance with Section 3802(a) of the Delaware Statutory Trust Act, the Beneficiary did not make, and was not required to make, a contribution to the Trust under the Original Trust Agreement. Capital contributions, however, may be made to the Trust from time to time as determined by the Beneficiary. The Beneficiary shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

(b) The business and affairs of the Trust shall be managed by the Beneficiary. The Beneficiary shall perform all duties and obligations (other than payment obligations) of the Trust and shall have the authority to take all other actions on behalf of the Trust that are consistent with Section 2.03 and the other Transaction Documents, including preparing, executing and delivering on behalf of the Trust officer’s certificates, documents, reports, agreements, certificates and other instruments in connection with the foregoing, including, without limitation, to appear for and represent the Trust in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, or the acquisition and maintenance by the Trust of licenses and qualifications to do business and with the full power to perform any and all acts associated with such returns, audits, licenses or qualifications that the Trust or the Owner Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, and initiate and defend litigation.

(c) The Beneficiary shall not take, or cause the Trust to take, any of the following actions without the written consent of the Owner Trustee (which consent not to be unreasonably withheld, conditioned, or delayed): (i) make or purport to make any representation, warranty, covenant or agreement on behalf of the Owner Trustee, (ii) materially alter or increase any duty or obligation of the Owner Trustee under this Agreement, (iii) take any action in the name of the Owner Trustee, including without limitation any action involving the initiation of a claim against a third party or the response to a claim by any third party, and (iv) effect any settlement or compromise of any pending or threatened claim, action, proceeding or lawsuit in respect of the Trust, unless such settlement (A) does not include a statement as to or admission of, fault, culpability or a failure to act by or on behalf of the Owner Trustee, (B) includes an unconditional release of the Owner Trustee from all liability on claims that are the subject matter of such claim, action, proceeding or lawsuit and (C) does not provide for injunctive relief or other relief relating to the Owner Trustee.

Section 2.06. Declaration of Trust. The Owner Trustee hereby declares that it shall hold the contributions described in Section 2.05, and the other documents and assets described in Section 2.03, together with any payments, proceeds or income of any kind from such documents or assets or any other source and any other property transferred, assigned, set over, pledged or otherwise conveyed to, and held by, the Trust pursuant to this Agreement, the Transfer Agreement, the Servicing Agreement, the Indenture or any Indenture Supplement (collectively, the “Trust Estate”), in trust and for the sole use and benefit of the Beneficiary, subject to the terms and conditions of this Agreement and the other Transaction Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Delaware Statutory Trust Act and that this Agreement constitute the governing instrument of such statutory trust. The parties hereto agree that they shall take no action contrary to the foregoing intention.

Section 2.07. Title to Trust Estate. Legal title to all of the Trust Estate shall be vested at all times in the Trust as a separate legal entity.

Section 2.08. Situs of Trust. The Trust shall be located in the State of Delaware and administered in the States of Delaware and New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments shall be received by the Trust only in the State of Delaware or New York, and payments shall be made by the Trust only from the State of Delaware or New York. The only office of the Trust shall be at the Corporate Trust Office in the State of Delaware.

Section 2.09. Nature of Interest in the Trust Estate. No Beneficiary shall have any legal title to or right to possession of any part of the Trust Estate or any interest in specific property of the Trust.

Section 2.10. Tax Matters. The parties hereto intend that, for income and franchise tax purposes, the Trust shall be treated as a security device and disregarded as an entity and its assets shall be treated as owned in whole by the Beneficiary, and the parties hereto shall file all their tax returns in a manner consistent with that intent unless otherwise required by a taxing authority. Except as otherwise expressly provided herein, any tax elections required or permitted to be made by the Trust under the Code or otherwise shall be made by the Beneficiary and to the extent the Trust is required to or elects to file any tax returns, such tax returns shall be prepared, executed by and filed by the Beneficiary, except to the extent applicable law requires that such instruments be signed by the Owner Trustee, in which case, such instruments shall be signed by the Owner Trustee at the written direction of the Beneficiary. The Trust shall not elect to be treated as a corporation for any tax purpose.

Section 2.11. Fiscal Year. The fiscal year of the Trust shall end on the last day of December of each year.

Section 2.12. Closing. The initial transfer, assignment, set-over, pledge and conveyance of the portion of the Trust Estate pursuant to the Transfer Agreement took place on June 11, 2026 at the offices of Orrick, Herrington & Sutcliffe LLP, 51 West 52nd Street, New York, New York 10019-6142.

Section 2.13. Financing Statements. The Beneficiary agrees to record and file, at its own expense, any financing statements (and amendments with respect to such financing statements when applicable) required to be filed with respect to the Trust Estate assigned by the Transferor pursuant to the Transfer Agreement, meeting the requirements of applicable law in such a manner and in such jurisdictions as are necessary under the applicable UCC to perfect the transfer, assignment, set-over, pledge and conveyance of the Trust Estate to the Trust, and to deliver a file-stamped copy of such financing statements or amendments or other evidence of such filings to the Trust.

Section 2.14. Limitation on Liability of Transferor, the Beneficiary and Others. The Transferor and any director or officer or employee or agent or member of the Transferor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Transferor, in its capacity as such, shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability. The Beneficiary shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, 8 Del. C. §§ 101 et seq.

Section 2.15. Representations and Warranties of each Beneficiary and the Transferor. Each Beneficiary and the Transferor hereby represents and warrants to the Owner Trustee that:

(a) Such Beneficiary or Transferor is duly organized or formed and validly existing in good standing under the laws of the jurisdiction of its organization or formation and has, in all material respects, full power and authority to own its properties and to conduct its business as presently owned or conducted.

(b) Such Beneficiary or Transferor has full power and authority to execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated hereby and in the other Transaction Documents to which such Beneficiary or Transferor is a party, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; such Beneficiary or Transferor has full power and authority to assign the property to be assigned to and deposited with the Trust pursuant to Section 2.06 of this Agreement and Section 2.01 of the Transfer Agreement.

(c) The execution, delivery and performance of this Agreement by such Beneficiary or Transferor does not violate any provision of any existing law or regulation applicable to such Beneficiary or Transferor or any order or decree of any court to which such Beneficiary or Transferor is subject or the organizational documents of such Beneficiary or Transferor, or any material mortgage, security agreement, indenture, contract or other agreement to which such Beneficiary is a party or by which such Beneficiary or Transferor or any significant portion of such Beneficiary’s or Transferor’s properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, security agreements, indentures, contracts and other agreements which, individually or in the aggregate, in such Beneficiary’s or Transferor’s reasonable judgment, would not have a material adverse effect on such Beneficiary’s or Transferor’s ability to perform its obligations under this Agreement).

(d) The execution and delivery by such Beneficiary of this Agreement, the performance by such Beneficiary or Transferor of the transactions contemplated by this Agreement and the fulfillment by such Beneficiary or Transferor of the terms hereof shall not conflict with or violate any Requirements of Law applicable to such Beneficiary.

(e) There is no litigation, investigation or administrative proceeding before any court, tribunal, or regulatory body presently pending, or, to the best knowledge of such Beneficiary or Transferor, threatened, against such Beneficiary or Transferor with respect to this Agreement or the transactions contemplated hereby and there is no litigation or proceeding against such Beneficiary or Transferor or any significant portion of its properties which would, individually or in the aggregate, in such Beneficiary’s reasonable belief, have a material adverse effect on the transactions contemplated by this Agreement.

(f) Each Beneficiary and the Transferor represents that neither it nor any of its controlled affiliates, subsidiaries, directors or officers are the target or subject of any economic sanctions enforced by the US Government (including the Office of Foreign Assets Control of the US Department of the Treasury (“OFAC”)) or the United Nations Security Council (collectively, “Sanctions”).

(g) Each Beneficiary and the Transferor represents that neither it nor any of its controlled affiliates, subsidiaries, directors or officers will use any payments made pursuant to this Agreement, (i) to fund or facilitate any prohibited activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any prohibited activities of or business with any country or territory that is the target or subject of comprehensive territorial Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any person.

ARTICLE III

BENEFICIAL INTEREST

Section 3.01. Initial Ownership. From the date of the creation of the Trust through the date of the effectiveness of this Agreement, BFF is and has been the sole Beneficiary of the Trust.

Section 3.02. Restrictions on Transfer. The Beneficial Interest shall initially be owned by BFF. Transfers of all or a portion of the Beneficial Interest may be made between BFF and any other Person who is an Affiliate of BFF (a “Permitted Affiliate Transferee”) upon delivery to the Owner Trustee of an Issuer Tax Opinion with respect to such Transfer. To the fullest extent permitted by applicable law, the Beneficiary may not sell, participate, transfer, assign, exchange or otherwise pledge, hypothecate, rehypothecate, dispose of or convey, or grant a security interest in all or any part of its right, title and interest in and to (each such action, a “Transfer”), the Beneficial Interest to any other Person, except to any Permitted Affiliate Transferee. Any purported Transfer by a Beneficiary of all or any part of its right, title and interest in and to the Beneficial Interest to any Permitted Affiliate Transferee shall be effective only upon (i) receipt by the Owner Trustee of a written instrument of transfer executed by the transferring Beneficiary and the transferee, evidencing the transferee’s agreement to be bound by the provisions of this Agreement, (ii) such transfer is accompanied by information for the prospective transferee and such other documentation as may be reasonably required by the Owner Trustee, the Transferor or the Beneficiary in order to comply with Banking AML Law or the CTA, and (iii) the issuance of an Issuer Tax Opinion (which shall not be an expense of the Owner Trustee). The Owner Trustee shall notify the Beneficiary within ten (10) Business Days after receipt of a transfer request and all required documentation whether such transfer request is complete or what additional information is required. To the extent permitted by applicable law, any purported Transfer by a Beneficiary of all or any part of its right, title and interest in and to the Beneficial Interest which is not in compliance with the terms of this Section 3.02 shall be null and void.

ARTICLE IV

DISTRIBUTIONS OF FUNDS

Section 4.01. Distribution of Funds. All income and capital proceeds received by the Trust to the extent not encumbered by the Indenture or any Indenture Supplement and otherwise available for distribution (or if encumbered by the Indenture, which have been released by the relevant parties benefiting from such encumbrance) shall be distributed to the Beneficiary.

Section 4.02. Payments from Trust Estate Only. All payments to be made by the Trust under this Agreement shall be made only from the income and the capital proceeds derived from the Trust Estate and only to the extent that the Trust shall have received income or capital proceeds from the Trust Estate. The Beneficiary agrees that it shall look solely to the income and capital proceeds derived from the Trust Estate (to the extent available for payment as herein provided) and that, except as specifically provided herein, the Trustee Bank shall not be subject to any liability for any amounts payable under this Agreement to the Beneficiary, except to the extent that non-payment is due to the Trustee Bank’s willful misconduct or gross negligence.

Section 4.03. [RESERVED]

Section 4.04. Transferor Interest; Transferor Certificates.

(a) The Transferor Interest is hereby issued to BFF as the initial Transferor. The Transferor shall hold the Transferor Interest, which shall have such rights and be entitled to all of the benefits as are set forth in this Agreement and the other Transaction Documents. Such Transferor Interest includes the right to receive amounts specified in the Indenture, any Indenture Supplement, the Servicing Agreement or the Transfer Agreement to be distributed to the holders of the Transferor Interest.

(b) At the election of the Transferor (which election may, from time to time, be changed or otherwise revised by the Transferor upon written notice by the Transferor to the Owner Trustee), a Transferor Certificate representing the Transferor’s interest in the Transferor Interest may be issued to the Transferor in registered form, substantially in the form attached as Exhibit B (the “Transferor Certificate”). The Transferor Certificate shall not entitle its holder to any benefit under this Agreement, or be valid for any purpose, unless there shall appear on such Transferor Certificate a certificate of authentication substantially in the form provided in Exhibit B hereto, executed by the Owner Trustee or the Owner Trustee’s authentication agent, by manual signature; such authentication shall constitute conclusive evidence that the Transferor Certificate shall have been duly authenticated and delivered hereunder. Each Transferor Certificate shall be dated the date of its authentication.

(c) To the fullest extent permitted by applicable law, neither the Transferor Certificates (or any interest therein) nor any Transferor Interest (or any interest therein) may be Transferred to any Person unless the transferor thereof has (i) provided the Owner Trustee with a written instrument of transfer executed by the transferring owner of the Transferor Interest and the transferee, evidencing the transferee’s agreement to be bound by the provisions of this Agreement, (ii) information for the prospective transferee and such other documentation as may be reasonably required by the Owner Trustee or the Beneficiary in order to comply with Banking AML Law or the CTA, (iii) in the case of the transfer of a definitive Transferor Certificate, surrendered such Transferor Certificate to the Owner Trustee for registration of transfer or otherwise complied with the provisions of Section 4.04(d), (iv) complied with such other terms and conditions as the

Beneficiary or Owner Trustee may require, and (v) provided the Owner Trustee and the Indenture Trustee with an Issuer Tax Opinion relating to such Transfer.

(d) If (i) a mutilated Transferor Certificate shall be surrendered to the Owner Trustee, or if the Owner Trustee shall receive evidence to its satisfaction of the destruction, loss or theft of a Transferor Certificate and (ii) in the case of a destroyed, lost or stolen Transferor Certificate, there shall be delivered to the Owner Trustee (as such and in its individual capacity) such security or indemnity as may be required by it to save it harmless, then the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall, at the written direction of the registered owner of the Transferor Interest authenticate and deliver, in exchange for or in lieu of the mutilated, destroyed, lost or stolen Transferor Certificate, a new Transferor Certificate of like tenor and denomination. In connection with the issuance of any new Transferor Certificate under this Section 4.04(d), the Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge or expense that may be imposed in connection therewith. Any duplicate Transferor Certificate issued pursuant to this Section 4.04(d) shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Transferor Certificate shall be found at any time.

ARTICLE V

ACTIONS BY OWNER TRUSTEE

Section 5.01. Prior Notice to Beneficiary and Transferor with Respect to Certain Matters. With respect to the following matters, unless otherwise instructed by the Beneficiary and the Transferor, the Trust shall not take action unless (i) the Transferor and the Beneficiary have jointly authorized the Trust to take such action or directed the Owner Trustee to take such action, or (ii) at least thirty (30) days before the taking of such action the Owner Trustee shall have notified the Beneficiary and the Transferor and neither the Beneficiary nor the Transferor shall have notified the Owner Trustee in writing within thirty (30) days of such notice that it objects to the Owner Trustee taking such action:

(a) the initiation of any claim or lawsuit by the Trust (other than an action to collect on any Receivable) or the compromise or settlement of any action, claim or lawsuit brought by or against the Trust (other than an action to collect on any Receivable);

(b) the filing of an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Delaware Statutory Trust Act);

(c) the amendment of the Indenture by an Indenture Supplement in circumstances where the consent of any Noteholder is required;

(d) the amendment of the Indenture by an Indenture Supplement in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Beneficiary or the Transferor;

(e) the amendment, change or modification of the Servicing Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Beneficiary or the Transferor;

(f) the amendment, change or modification of the Transfer Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Beneficiary or the Transferor; or

(g) the appointment pursuant to the Indenture of a replacement or successor Note Registrar or Indenture Trustee, or the consent to the assignment by the Note Registrar or Indenture Trustee of its obligations under the Indenture.

Section 5.02. Restrictions on Power. The Owner Trustee shall not be required to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under any of the Transaction Documents or would be contrary to Section 2.03.

ARTICLE VI

AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 6.01. Action Upon Instructions.

(a) It is the intention of the Beneficiary that the powers and duties of the Owner Trustee are to be purely ministerial only. Accordingly, subject to Section 5.01, Section 6.01(b) and Section 6.01(c), and Article VII, the Beneficiary shall direct the Owner Trustee in the management of the Trust and the Trust Estate. Such direction shall be exercised at any time only by written instruction of the Beneficiary delivered to the Owner Trustee pursuant to this Article VI. Notwithstanding any other provision of this Agreement, but subject to Section 2.03 and Section 5.01, the Owner Trustee shall not take any action including but not limited to the execution of any documents, certificates or other instruments (other than the Transaction Documents and any documents, certificates or other instruments attached thereto or contemplated thereby), unless it receives written instructions from the Beneficiary.

(b) The Owner Trustee shall take such action or actions as may be specified in any instructions delivered in accordance with Section 6.01(a); provided, however, that the Owner Trustee shall not be required to take any such action if the Trustee Bank shall have been advised by counsel that such action (i) is contrary to the terms hereof or of any document contemplated hereby to which the Trust or the Owner Trustee is a party or is otherwise contrary to law, or (ii) is reasonably likely to result in liability on the part of the Trustee Bank, unless the Trustee Bank shall have received additional indemnification or security satisfactory to the Trustee Bank from the Beneficiary against all costs, expenses and liabilities arising from the Owner Trustee’s taking such action.

(c) No Beneficiary shall direct the Owner Trustee to take or refrain from taking any action contrary to this Agreement or any other Transaction Document, nor shall the Owner Trustee be obligated to follow any such direction.

(d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Transaction Document, or such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action to be adopted, the Owner Trustee shall promptly give notice to the Beneficiary requesting written instructions as to the course of action to be adopted and, to the extent the Owner Trustee acts in good faith in accordance with such written instructions received from the Beneficiary, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate written instructions within thirty (30) days of such notice (or within such shorter period of time as reasonably may be specified in such notice), it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement, as it deems to be in the best interests of the Beneficiary, and shall have no liability to any Person for such action or inaction.

(e) The Owner Trustee shall, subject to this Section 6.01, act in accordance with the instructions given to it by the Beneficiary pursuant to Section 6.01(b), and to the extent the Owner Trustee acts in good faith in accordance with such instructions, the Owner Trustee shall not be liable on account of such action to any Person.

Section 6.02. No Duty to Act Under Certain Circumstances. Notwithstanding anything contained herein to the contrary, no Owner Trustee, except an Owner Trustee authorized as a separate or co-trustee acting in accordance with Section 10.05, shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action would (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or taking of any action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Trustee Bank; or (iii) subject the Trustee Bank to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Trustee Bank or the Owner Trustee, as the case may be, contemplated hereby. The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be at the expense of the Beneficiary) to determine whether any action required to be taken pursuant to the Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Owner Trustee that such action shall result in such consequences, the Owner Trustee may, or if instructed to do so by the Beneficiary, shall, appoint an additional trustee pursuant to Section 10.05 hereby to proceed with such action.

Section 6.03. No Duties Except Under Specified Agreements or Instructions.

(a) The Owner Trustee shall not have any duty or obligation to manage, control, use, make any payment in respect of, register, record, insure, inspect, sell, dispose of, create, maintain or perfect any security interest or title in or otherwise deal with any part of the Trust Estate, to prepare, file or record any document, financing statement, continuation statement or any amendment thereto, or report (including any tax related filing for any holder of Notes), to prepare or make Periodic Filings, or to otherwise take or refrain from taking any action under, or in connection with, this Agreement, the Trust or any document contemplated hereby to which the Trust or the Owner Trustee is a party, except as expressly provided by the terms of this Agreement. The Owner Trustee shall not have any duty (including fiduciary duties arising at law or in equity) or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, the Trust, this Agreement, or any document contemplated hereby to which the Trust or the Owner Trustee is or is to be a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.01; and no implied duties or obligations (including fiduciary duties) shall be read into this Agreement against the Owner Trustee. To the extent that, at law or in equity, the Owner Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Person it is agreed that the provisions of this Agreement, to the extent that they restrict or eliminate the duties and liabilities of the Owner Trustee otherwise existing at law or in equity replace such other duties and liabilities of the Owner Trustee. Unless otherwise directed by the Beneficiary in accordance with Section 6.01(a), the Owner Trustee shall have no obligation or duty to take any action the Trust is authorized and empowered to take pursuant to Section 2.03(a). The Trustee Bank nevertheless agrees that it shall, at its own cost and expense, promptly take all action as may be necessary to discharge any lien, pledge, security interest or other encumbrance on any part of the Trust Estate which results from actions by or claims against the Trustee Bank not related to the ownership of any part of the Trust Estate.

(b) The Owner Trustee agrees that it shall not manage, control, use, lease, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to, or the authority conferred upon, the Owner Trustee pursuant to this Agreement, or (ii) in accordance with the express terms hereof or pursuant to written instructions from the Beneficiary pursuant to Section 6.01.

Section 6.04. Trust Operation. Except to the extent otherwise expressly provided in the Transaction Documents, the operations of the Trust shall be conducted in accordance with the following standards:

(a) the Trust shall act solely in its own name through the Owner Trustee or the Beneficiary;

(b) the Trust shall not incur any indebtedness for money borrowed or incur any obligations except in connection with the purposes set forth in Section 2.03 of this Agreement;

(c) the Trust’s funds and assets shall at all times be maintained separately from those of the Beneficiary and its Affiliates;

(d) the Trust shall take all reasonable steps to continue its identity as a separate legal entity and to make it apparent to third persons that it is an entity with assets and liabilities distinct from those of the Beneficiary, the Beneficiary’s Affiliates or any other third person, and shall use stationery and other business forms of the Owner Trustee or the Trust and not that of the Beneficiary or any Affiliates thereof, and shall use its best efforts to avoid the appearance (i) of conducting business on behalf of the Beneficiary or any Affiliates thereof or (ii) that the assets of the Trust are available to pay the creditors of the Beneficiary or any Affiliates thereof;

(e) the Trust shall not hold itself out as being liable for the debts of the Beneficiary or any Affiliates thereof;

(f) the Trust shall not engage in any transaction with the Beneficiary or any Affiliates thereof, except as required, or specifically permitted, by this Agreement or any other

Transaction Document or unless such transaction is otherwise on terms neither more favorable nor less favorable than the terms and conditions available at the time to the Trust for comparable transactions with other Persons; and

(g) to the fullest extent permitted by applicable law, the Trust shall not enter into any voluntary bankruptcy or insolvency proceeding without a finding that the Trust’s liabilities exceed its assets or that the Trust is unable to pay its debts in a timely manner as they become due.

Section 6.05. Execution of Documents. The Owner Trustee shall, at the written direction of the Beneficiary, execute and deliver on behalf of the Trust such instruments, agreements and certificates contemplated hereby to which the Trust is a party (such direction to be conclusively evidenced by the Owner Trustee’s execution and delivery of such documents to, and acceptance by, the Beneficiary or its counsel). The Beneficiary hereby confirms the Owner Trustee’s authorization under Section 2.03(b) to execute, on behalf of the Trust, the Transaction Documents to which the Trust is a party and any documents, certificates or other instruments attached thereto or contemplated thereby.

ARTICLE VII

CERTAIN MATTERS CONCERNING THE TRUSTEE BANK AND THE OWNER TRUSTEE

Section 7.01. Acceptance of Trusts and Duties. The Trustee Bank accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Trustee Bank shall not be answerable or accountable under any circumstances in its individual capacity, except (i) for its own willful misconduct or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03, (iii) for the failure by the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 6.03(a), or (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or other compensation earned by the Trustee Bank for acting as trustee hereunder. In particular, but not by way of limitation:

(a) the Owner Trustee shall be responsible only for performing such duties as are specifically and expressly set forth in this Agreement, and to the fullest extent permitted by law, no implied covenants, duties (including fiduciary duties) or obligations shall be read into this Agreement or any other Transaction Document against the Owner Trustee and the Owner Trustee shall have no duties or obligations under any Transaction Document except as expressly set forth herein;

(b) the Trustee Bank shall not be personally liable for any error of judgment made in good faith by a Responsible Officer of the Trustee Bank so long as the same shall not constitute gross negligence or willful misconduct;

(c) the Trustee Bank shall not be personally liable with respect to any action taken or omitted to be taken by the Trustee Bank in good faith in accordance with the instructions of the Beneficiary;

(d) no provision of this Agreement or any Transaction Document shall require the Trustee Bank to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder in the absence of reasonable assurance that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(e) under no circumstance shall the Trustee Bank be personally liable for the accuracy or performance of any representation, warranty, covenant, agreement or other obligation, including any indebtedness, of the Trust;

(f) the Trustee Bank shall not be personally responsible or liable for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Beneficiary or the Transferor or with respect to any agreement entered into by the Trust;

(g) under no circumstances shall the Trustee Bank be responsible or liable for the action or inaction of the Beneficiary or the Transferor, nor shall the Trustee Bank be responsible for monitoring the performance of the Beneficiary’s or the Transferor’s duties hereunder or under the Transaction Documents or of any other Person acting for or on behalf of the Trust;

(h) to the fullest extent permitted by law, in no event shall the Trustee Bank be personally liable for special, consequential or punitive damages for the acts or omissions of its nominees, correspondents, clearing agencies or securities depositories, for the acts or omissions of brokers or dealers, and for any losses due to forces beyond the control of the Trustee Bank, including strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services. The Trustee Bank shall have no responsibility for the accuracy of any information provided to the Beneficiary or any other Person that has been obtained from, or provided to the Trustee Bank by, any other Person;

(i) the Trustee Bank shall not be liable for the default or misconduct of, and shall have no duty to appoint, supervise, or monitor, the Beneficiary, the Transferor, the Indenture Trustee or any other Person under this Agreement, any other Transaction Document or otherwise, and the Trustee Bank shall have no obligation or liability to independently monitor or independently perform the obligations of the Trust under this Agreement or any other Transaction Document;

(j) notwithstanding anything contained herein to the contrary, the Trustee Bank shall not be required to take any action if the taking of such action will (i) require the registration with, licensing by or the taking of any other similar action in respect of, any state or other non-U.S. federal governmental authority or agency of any jurisdiction other than the State of Delaware by or with respect to the Trustee Bank; (ii) result in any fee, tax or other governmental charge under the laws of any state or any non-U.S. federal jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Trustee Bank; or (iii) subject the Trustee Bank to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Trustee Bank or the Owner Trustee contemplated hereby. The Trustee Bank shall be entitled to obtain advice of counsel (which advice shall be an expense of the Trust, provided that such expenses shall be reasonable and documented) to determine whether any action reasonably required to be taken pursuant to this Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Trustee Bank that such action will result in such consequences, the Trustee Bank shall promptly notify the Beneficiary and, or if instructed to do so by the Beneficiary shall, appoint a co-trustee to proceed with such action within ten (10) Business Days of such instruction;

(k) the parties hereto acknowledge and agree that the Trustee Bank may act through its own officers and employees including Responsible Officers, and the Trustee Bank, officers and employees perform such functions solely as employees of the Trustee Bank and are not serving as employees, officers, or senior officers of the Trust;

(l) in the event that any provision of this Agreement implies or requires that action or forbearance from action be taken by a party but is silent as to which party has the duty to act or refrain from acting, the parties hereto agree that the Trustee Bank shall not be the party required to take the action or refrain from acting;

(m) The Trustee Bank shall neither be responsible for, nor imputed with, knowledge of the terms and conditions of any other agreement, instrument, or document, other than this Agreement and of the other Transaction Documents, or other documents to which it is a party (under any role), and shall have no duty to inquire as to the performance or nonperformance of any provision thereof by any other party, whether or not an original or a copy of such agreement has been provided to the Trustee Bank;

(n) in the event that any of the Trust Estate shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Trust Estate, the Trustee Bank is hereby expressly authorized, acting reasonably and in good faith, to respond as it deems appropriate or to comply with all writs, orders or decrees so entered or issued, or which it is advised by legal counsel of its own choosing is binding upon it, subject to compliance with applicable confidentiality agreements. The Trustee Bank shall provide prompt notice to the Beneficiary of any such court order and its intended response, to the extent permitted by law. In the event that the Trustee Bank obeys or complies with any such writ, order or decree it shall not be liable to any of the parties or to any other person, firm or corporation, provided it acted in good faith, even if, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated;

(o) the Trustee Bank shall not be responsible for the servicing of the assets comprising the Trust Estate, including appointing, monitoring or supervising any servicer or sub-servicer, or engaging in any other servicing related activities, all of which shall be governed by the Servicing Agreement;

(p) the Trustee Bank shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement, at the request, order or direction of the Beneficiary, unless the Beneficiary has offered to the Trustee Bank security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Trustee

Bank therein or thereby. The right of the Trustee Bank to perform any discretionary act enumerated in this Agreement or in any Transaction Document shall not be construed as a duty, and the Trustee Bank shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act;

(q) it shall be the Beneficiary’s duty and responsibility, and not the Trustee Bank’s duty or responsibility, to cause the Trust to respond to, defend, participate in or otherwise act in connection with any regulatory (including, without limitation, the CTA, if applicable), administrative, governmental, investigative or other proceeding or inquiry relating in any way to the trust, its assets or the conduct of its business; and

(r) the rights, protections, immunities and indemnities of the Trustee Bank under this Agreement shall apply equally to the Owner Trustee acting in such capacity (and vice versa) as if set forth herein mutatis mutandis.

Section 7.02. Furnishing of Documents.

The Owner Trustee shall furnish to the Beneficiary and the Indenture Trustee, promptly upon written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee with respect to the Trust or the Trust Estate.

Section 7.03. Representations and Warranties. The Trustee Bank, other than a Trustee Bank appointed as a separate or co-trustee, hereby represents and warrants to the Beneficiary that:

(a) The Trustee Bank is a Delaware banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. The Trustee Bank has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(b) The Trustee Bank has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement has been executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c) None of the execution nor the delivery by it of this Agreement, the performance by it of its obligations under this Agreement, or the consummation by it of the transactions contemplated hereby nor compliance by the Trustee Bank with any of the terms or provisions hereof will contravene any federal law, governmental rule or regulation governing the banking or trust powers of the Trustee Bank or any judgment or order binding on the Trustee Bank, or constitute any default under (i) its charter documents or by-laws or (ii) any indenture, mortgage, lease, license, contract, agreement or instrument to which the Trustee Bank is a party or by which the Trustee Bank or any of the Trustee Bank’s properties may be bound.

(d) The Trustee Bank complies with all of the requirements of Chapter 38, Title 12 of the Delaware Code relating to the qualification of a trustee of a Delaware statutory trust.

Section 7.04. Reliance; Advice of Counsel.

(a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any entity as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes rely on an officer’s certificate of the relevant party, as to such fact or matter, and such officer’s certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b) The Owner Trustee may, at the expense of the Trust (i) exercise any of the powers hereof and perform its powers and duties hereunder directly or through agents or attorneys, and the Owner Trustee shall not be liable for the default or misconduct of any agent or attorney selected by the Owner Trustee with reasonable care; and (ii) consult with counsel, accountants and other skilled persons to be selected with reasonable care, and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

Section 7.05. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereunder, the Trustee Bank acts solely as Owner Trustee hereunder and not in its individual capacity; and all Persons having any claim against the Trust or the Owner Trustee, whether by reason of the transactions contemplated by this Agreement or otherwise, shall look only to the Trust Estate (or a part thereof, as the case may be) for payment or satisfaction thereof, except as specifically provided in this Article VII.

Section 7.06. No Representations and Warranties as to the Trust Estate. The Owner Trustee makes no representation or warranty as to, and shall not be liable for, the title, value, existence, condition, design, operation, merchantability or fitness for use of the Trust Estate (or any part thereof) or any other representation or warranty, express or implied, whatsoever with respect to the Trust Estate (or any part thereof) except that the Owner Trustee, in its individual capacity, hereby represents and warrants to the Beneficiary that it will comply with the last sentence of Section 6.03(a).

Section 7.07. Signature of Periodic Filings. The Beneficiary shall sign on behalf of the Trust any Periodic Filings or other documents relating to the Trust prepared by, or at the direction of, the Beneficiary.

Section 7.08. Trustee Bank May Own Notes. The Trustee Bank may become the owner or pledgee of Notes and may deal with the Transferor, the Administrator and the Indenture Trustee in banking transactions with the same rights as it would have if it were not Owner Trustee.

Section 7.09. Electronic Means. The Trustee Bank shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Agreement and delivered using Electronic Means; provided, however, that the Beneficiary and the Transferor, as applicable, shall provide to the Trustee Bank an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Beneficiary and/or the Transferor, as applicable, whenever a person is to be added or deleted from the listing. If the Beneficiary and/or the Transferor, as applicable, elects to give the Trustee Bank Instructions using Electronic Means and the Trustee Bank in its discretion elects to act upon such Instructions, the Trustee Bank’s reasonable understanding of such Instructions shall be deemed controlling. The Beneficiary and/or the Transferor understand and agree that the Trustee Bank cannot determine the identity of the actual sender of such Instructions and that the Trustee Bank shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee Bank have been sent by such Authorized Officer. The Beneficiary and/or the Transferor shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee Bank and that the Beneficiary and/or the Transferor and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Beneficiary and/or the Transferor, as applicable. Subject to Section 7.01, the Trustee Bank shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee Bank’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Beneficiary and/or the Transferor agree: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee Bank, including without limitation the risk of the Trustee Bank acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee Bank and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Beneficiary and/or the Transferor, as applicable; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee Bank promptly upon learning of any compromise or unauthorized use of the security procedures.

ARTICLE VIII

COMPENSATION OF TRUSTEE BANK AND INDEMNIFICATION

Section 8.01. Trustee Bank’s Fees and Expenses. The Transferor and the Trust, as joint and several obligors, shall pay to the Trustee Bank all fees and other charges described in a separate fee agreement dated on or before the date hereof between the Transferor and the Trustee Bank promptly when due thereunder and reimburse the Trustee Bank for all other reasonable and documented out-of-pocket costs and expenses (including reasonable and documented fees and expenses of counsel) incurred by it in connection with its acting as Owner Trustee of the Trust. Except to the extent specifically provided in Section 7.06 of the Indenture, payment of such fees and expenses shall not be a recourse obligation of the Trust.

Section 8.02. Indemnification. To the fullest extent permitted by law, the Transferor and the Trust, as joint and several obligors, shall be liable, as primary obligor for, and shall indemnify the Trustee Bank and its successors, assigns, agents and servants (collectively, the “Indemnified Parties”) from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable and documented costs, expenses and disbursements (including reasonable and documented legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may at any time be imposed on, incurred by, or asserted against any Indemnified Party in any way relating to or arising out of the Transaction Documents, the Trust Estate, the acceptance and administration of the Trust Estate, the application of any law, rule or regulation to the Trust, its assets or its beneficial owners; provided, that the Transferor and the Trust shall not be liable for or required to indemnify any Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01 and to the extent such Expenses arise directly from the Indemnified Party’s own failure to comply with applicable law applicable to it in its individual capacity; provided further that each of the Transferor and the Trust shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from (i) the Indemnified Party’s own willful misconduct or gross negligence, or (ii) the inaccuracy of any representation or warranty contained in Section 7.03 made by the Indemnified Party. In the event any such action, investigation or proceeding shall be brought involving an Indemnified Person, the Transferor shall assume the defense thereof, including the employment of counsel and the payment of all expenses. The Trustee Bank shall have the right to employ separate counsel in any such action, investigation or proceeding and to participate in the defense thereof and the reasonable counsel fees and expenses of such counsel shall be paid by the Transferor or the Trust.

Except to the extent specifically provided in Section 6.02 and 7.06 of the Indenture, the payment of such indemnified amounts shall not be a recourse obligation of the Trust.

The indemnification set forth herein shall survive the termination of this Agreement and the resignation or removal of the Trustee Bank.

Section 8.03. Payments to the Trustee Bank. Any amounts paid to the Trustee Bank pursuant to this Article VIII shall be deemed not to be a part of the Trust Estate immediately after such payment.

ARTICLE IX

TERMINATION OF TRUST AGREEMENT

Section 9.01. Termination of Trust Agreement.

(a) The Trust shall dissolve upon the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with this Agreement and the other Transaction Documents and the Delaware Statutory Trust Act. The bankruptcy, liquidation, dissolution, termination, death or incapacity of the Beneficiary shall not (x) operate to terminate this Agreement or dissolve the Trust, or (y) entitle the Beneficiary’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b) The Beneficiary shall not be entitled to revoke or terminate the Trust.

(c) Following dissolution, upon the completion by the Beneficiary of the winding up of the Trust in accordance with the Delaware Statutory Trust Act, the Owner Trustee shall, at the written direction and expense of the Beneficiary, cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Delaware Statutory Trust Act and thereupon the Trust and this Agreement (other than Article VII, Article VIII and Section 11.08) shall terminate. The Owner Trustee shall be entitled to request and rely on instruction from the Beneficiary in connection with the filing of the certificate of cancellation.

ARTICLE X

SUCCESSOR OWNER TRUSTEES, CO-TRUSTEES AND SEPARATE OWNER TRUSTEES

Section 10.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times (i) be a trust company or a banking corporation under the laws of its state of incorporation or a national banking association or federal savings association, having all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on a trust business in the State of Delaware, (ii) comply with the provisions of Section 3807 (and any other applicable Section) of the Delaware Statutory Trust Act and (iii) have a combined capital and surplus of at least $50,000,000 (or have its obligations and liabilities irrevocably and unconditionally guaranteed by an affiliated Person having a combined capital and surplus of at least $50,000,000) and be subject to supervision or examination by one or more Federal or state regulatory authorities. If such Person shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.01, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

Section 10.02. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving thirty (30) days prior written notice thereof to the Beneficiary, the Transferor and the Administrator; provided, however, that such resignation and discharge shall only be effective upon the appointment of a successor Owner Trustee and the acceptance of such appointment by the successor Owner Trustee pursuant to Section 10.03. Upon receiving such notice of resignation, the Beneficiary shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within sixty (60) days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Beneficiary, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Beneficiary may, but shall not be required to, remove the Owner Trustee. If the Beneficiary shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Beneficiary shall promptly (i) appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and (ii) pay all fees owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 10.02 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Beneficiary shall provide notice of such resignation or removal of the Owner Trustee to each Rating Agency.

Section 10.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Beneficiary and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies and other property held by it under this Agreement; and the Beneficiary and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section 10.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible under Section 10.01.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 10.03, the Beneficiary shall mail notice of such acceptance of appointment, including the name of such successor Owner Trustee to the Transferor, the Administrator, the Indenture Trustee, the Noteholders and each Rating Agency. If the Beneficiary shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Beneficiary.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 10.03, such successor Owner Trustee shall file an amendment to the Certificate of Trust with the Secretary of State reflecting the name and principal place of business of such successor Owner Trustee in the State of Delaware.

Section 10.04. Merger or Consolidation of Owner Trustee. Notwithstanding anything herein to the contrary, any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder without the execution or filing of any instrument or any further act on the part of any of the parties hereto (provided that such Person shall meet the eligibility requirements set forth in Section 10.01); provided further that (a) the Owner Trustee shall mail notice of such merger or consolidation or such successor to all or substantially all of its corporate trust business to each Rating Agency and the Beneficiary and (b) the Owner Trustee shall file any necessary amendments to the Certificate of Trust with the Secretary of State.

Section 10.05. Appointment of Co-Trustee or Separate Owner Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Beneficiary and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by each of the Beneficiary and the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 10.05, such powers, duties, obligations, rights and trusts as the Beneficiary and the Owner Trustee may consider necessary or desirable. If the Beneficiary shall not have joined in such appointment within fifteen (15) days after the receipt by them of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a) all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(c) the Beneficiary and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this

Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Beneficiary.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE XI

MISCELLANEOUS

Section 11.01. Supplements and Amendments.

(a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Beneficiary and the Owner Trustee (at the written direction of the Beneficiary), without the consent of the Indenture Trustee, the Transferor or any of the Noteholders, upon, unless otherwise specified in this Section 11.01, (i) the delivery to the Owner Trustee and the Indenture Trustee of an Issuer Tax Opinion with respect to such amendment, which shall not be an expense of the Owner Trustee, (ii) satisfaction of the Rating Agency Condition, and (iii) an Officer’s Certificate of the Beneficiary addressed and delivered to the Owner Trustee and the Indenture Trustee, to the effect that the Beneficiary reasonably believes that such amendment will not have an Adverse Effect at the time of adoption or at any time in the future and that such amendment will not materially change the activities of the Trust determined by the Beneficiary in an Officer’s Certificate delivered to the Owner Trustee. The Owner Trustee shall not be responsible for determining whether such amendment to this Agreement shall significantly change the activities of the Trust.

Notwithstanding any other provision of this Section 11.01, this Agreement may be amended from time to time by an instrument signed by the Beneficiary and the Owner Trustee to modify, eliminate or add to the provisions of this Agreement to (i) facilitate compliance with the FDIC Rule or to modify, eliminate or add to the provisions of this Agreement as a result of changes in laws or regulations applicable to the Beneficiary, the Owner Trustee, the Trust, the Indenture Trustee, or the transactions governed by the Transaction Documents or (ii) cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to this Agreement in any applicable Registration Statement on Form SF-3, as amended, under the Securities Act, in each case upon delivery by the Beneficiary to the Indenture Trustee and the Owner Trustee of (x) an Officer’s Certificate of the Beneficiary, dated the date of any such amendment, to the effect that (A) the Beneficiary reasonably believes that such amendment will not have an Adverse Effect or (B) such amendment is required to remain in compliance with the

FDIC Rule or any other change of law or regulation which applies to the Beneficiary, the Owner Trustee, the Trust, the Indenture Trustee or the transactions governed by the Transaction Documents, or such amendment is required to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to this Agreement in any applicable Registration Statement on Form SF-3, as amended, under the Securities Act, and (y) an Issuer Tax Opinion with respect to such amendment.

In addition, notwithstanding any other provision of this Section 11.01, this Agreement may be amended from time to time by an instrument signed by the Beneficiary and the Owner Trustee to cure any ambiguity or to correct or supplement any defective or inconsistent provision contained in this Agreement or in any amendment to this Agreement, upon delivery by the Beneficiary to the Indenture Trustee and the Owner Trustee of an Officer’s Certificate of the Beneficiary, dated the date of any such amendment, to the effect that the Beneficiary reasonably believes that such amendment will not have an Adverse Effect.

(b) Notwithstanding any other provision of this Section 11.01, this Agreement may also be amended from time to time, by a written instrument executed by the Owner Trustee (at the written direction of the Beneficiary) and the Beneficiary, with prior written notice to each Rating Agency, upon the delivery to the Owner Trustee and the Indenture Trustee of an Issuer Tax Opinion with respect to such amendment and (i) in the case of a significant change to Section 2.03(a) which the Beneficiary reasonably believes shall not have an Adverse Effect, at the time of adoption or at any time in the future, as set forth in an Officer’s Certificate to that effect delivered by the Beneficiary to the Indenture Trustee and the Owner Trustee, with the consent of holders of not less than a majority of the Outstanding Principal Amount of each Series or Class of Notes affected by such change, and (ii) in all other cases, with the consent of holders of more than 66 2/3% of the Outstanding Principal Amount of each Series or Class of Notes affected by such change; provided, however, that, without the consent of the holders of all of the Notes then outstanding, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments in respect of any Receivables or payments that are required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Principal Amount of the Notes, the holders of which are required to consent to any such amendment.

It shall not be necessary for the consent of the Noteholders or the Beneficiary pursuant to this Section 11.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

The Owner Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officer’s Certificate of the Beneficiary to the effect that the amendment is authorized and that the conditions to such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s own rights, duties or immunities under this Agreement or otherwise.

Section 11.02. No Legal Title to Trust Estate in Beneficiary. The Beneficiary shall not have legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any right, title, and interest of the Beneficiary to and in its Beneficial Interest shall operate to terminate this Agreement or the trusts hereunder, dissolve the Trust or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

Section 11.03. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Trustee Bank, the Transferor, the Beneficiary, the Administrator, the Indemnified Parties and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 11.04. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, directions and other communications hereunder shall be in writing and shall be deemed given upon receipt by the intended recipient or three (3) Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Transferor or the Beneficiary, addressed to Bread Financial Funding, LLC, 3095 Loyalty Circle, Columbus, OH 43219; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

Section 11.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.06. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 11.07. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Transferor and its successors and permitted assigns, the Owner Trustee and its successors and the Beneficiary and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Beneficiary shall bind the successors and assigns of the Beneficiary.

Section 11.08. Nonpetition Covenants.

-To the fullest extent permitted by applicable law, notwithstanding any prior termination of the Trust or this Agreement, the Owner Trustee (not in its individual capacity), the Trustee Bank, and the Beneficiary, by its acceptance of the Beneficial Interest, shall not at any time with respect to the Trust or the Beneficiary, acquiesce, petition or otherwise invoke or cause the Trust or the Beneficiary to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust or the Beneficiary under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Beneficiary or any substantial part of their property, or ordering the dissolution, winding up or liquidation of the affairs of the Trust or the Beneficiary; provided, however, that this Section 11.08 shall not operate to preclude any remedy described in Article VII of the Indenture.

Section 11.09. No Recourse. The Beneficiary by accepting the Beneficial Interest acknowledges that the Beneficial Interest does not represent an interest in or obligation of the Transferor, the Administrator, the Trustee Bank, the Indenture Trustee or any Affiliate thereof, and no recourse may be had against such parties or their assets, or against the assets pledged under the Indenture, except as expressly provided in the Transaction Documents.

Section 11.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.11. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED, HOWEVER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW THERE SHALL NOT BE APPLICABLE TO THE BENEFICIARY, THE TRANSFEROR, THE TRUST, THE OWNER TRUSTEE, THE TRUSTEE BANK, OR THIS AGREEMENT ANY PROVISION OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE OWNER TRUSTEE AS SET FORTH OR REFERENCED IN THIS AGREEMENT. SECTIONS 3540 AND 3561 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES (A) TO BE SUBJECT TO THE JURISDICTION OF

THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND (B)(1) TO THE EXTENT SUCH PARTY IS NOT OTHERWISE SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE, TO APPOINT AND MAINTAIN AN AGENT IN THE STATE OF DELAWARE AS SUCH PARTY’S AGENT FOR ACCEPTANCE OF LEGAL PROCESS, AND (2) THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SERVICE OF PROCESS MAY ALSO BE MADE ON SUCH PARTY BY PREPAID CERTIFIED MAIL WITH A PROOF OF MAILING RECEIPT VALIDATED BY THE UNITED STATES POSTAL SERVICE CONSTITUTING EVIDENCE OF VALID SERVICE, AND THAT SERVICE MADE PURSUANT TO (B)(1) OR (2) ABOVE SHALL, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HAVE THE SAME LEGAL FORCE AND EFFECT AS IF SERVED UPON SUCH PARTY PERSONALLY WITHIN THE STATE OF DELAWARE. EACH OF THE PARTIES HERETO AND THE BENEFICIARY HEREOF, BY ACCEPTING ITS INTEREST HEREIN, HEREBY IRREVOCABLY AND UNCONDITIONALLY TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

Section 11.12. Acceptance of Terms of Agreement. THE RECEIPT AND ACCEPTANCE OF THE BENEFICIAL INTEREST BY THE BENEFICIARY OR THE TRANSFEROR OF THE TRANSFEROR INTEREST, AS EVIDENCED BY ITS EXECUTION OF THIS AGREEMENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE BENEFICIARY OF ALL THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL CONSTITUTE THE TRUST’S GOVERNING INSTRUMENT UNDER THE DELAWARE STATUTORY TRUST ACT AND SO GOVERNS THE TRUST AND ITS ACTIVITIES.

Section 11.13. Integration of Documents. This Agreement shall be the governing instrument of the Trust and constitutes the entire agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof and supersedes all prior agreements relating to the subject matter hereof and thereof.

Section 11.14. Anti-Money Laundering Law. In order to comply with laws, rules, regulations and executive orders applicable to financial institutions in effect from time to time relating to the funding of terrorist activities and money laundering, including Section 326 of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, the customer identification program and the customer due diligence rules promulgated thereunder (collectively “Banking AML Law”), the Trustee Bank may be required to obtain, verify, record and update information regarding the identity of the Trust, the Transferor and the Beneficiary and may be required to obtain, verify, record and update information regarding the identity of other persons related thereto. The Beneficiary and the Transferor agree to provide to the Trustee Bank, upon the Trustee Bank’s reasonable request (provided that no such request shall be unduly burdensome or duplicative of information previously provided), such identifying information and documentation as may be available in order to permit compliance with Banking AML Law. In addition to the Trustee

Bank’s obligations under Banking AML Law, the Corporate Transparency Act (31 U.S.C § 5336) and its implementing regulations (collectively, the “CTA”), may require the Trust to file reports with FinCen after the date of this Trust Agreement. The parties acknowledge and agree that for any period during which either the Trust or the Beneficiary are entities exempt from the requirements of the CTA, the obligations under the CTA do not apply to the Trust or the Beneficiary, as applicable. It shall be the Beneficiary’s duty and not the Trustee Bank’s duty to prepare any such filings, to cause the Trust to make such filings, and to cause the Trust to comply with its obligations under the CTA, if any. The Beneficiary acknowledges that the Owner Trustee acts solely as a directed trustee at the direction of the Beneficiary or Transferor hereunder and acknowledges and agrees that, to the fullest extent permitted by law, for the purposes of Banking AML Law and the CTA, the Beneficiary and the registered owner of the Transferor Interest are the sole direct owners of the Trust and one or more senior officers or other individuals affiliated with the Beneficiary or Transferor are persons with the power and authority to exercise substantial control over the Trust.

Section 11.15. Limitation on Damages. To the fullest extent permitted by law, no party hereto shall be liable to any other party hereto for any special, indirect, consequential, incidental, or punitive damages (including lost profits or loss of business opportunity) arising out of or in connection with this Agreement or the transactions contemplated hereby, regardless of the form of the action or the theory of recovery, even if such party has been advised of the possibility of such damages.

ARTICLE XII

COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of the Parties; Reasonableness. The Transferor and the Trustee Bank acknowledge and agree that the purpose of this Article XII is to facilitate compliance with the provisions of Regulation AB and related rules and regulations of the Commission. The Transferor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the delivery in connection with a private offering of information of other performance comparable to that required thereunder). The Trustee Bank agrees to cooperate in good faith with any reasonable request by the Transferor and the Servicer (including any of their respective assignees or designees) for information in the Trustee Bank’s possession regarding the Trustee Bank which is required in order to permit compliance with the provisions of Items 1109(a), 1109(b), 1117 and 1119 of Regulation AB as it relates to the Trustee Bank or to the Trustee Bank’s obligations under this Agreement.

Section 12.02. Information to Be Provided by the Trustee Bank. The Trustee Bank shall, as promptly as practicable following the receipt of actual knowledge thereof by a Responsible Officer of the Trustee Bank, notify the Transferor and the Servicer, in writing, of: (i) the commencement of, a material development in or, if applicable, the termination of, any and all legal proceedings against the Trustee Bank or any and all proceedings in which any property of the Trustee Bank is the subject, that are material to the Noteholders; and (ii) any such proceedings known to be contemplated by Governmental Authorities. In addition, the Trustee Bank shall furnish to the Transferor, in writing, the necessary disclosure regarding the Trustee Bank describing such proceedings required to be disclosed under Item 1117 of Regulation AB, for inclusion in reports filed by the Transferor or the Servicer, on behalf of the Trust, pursuant to the Exchange Act.

Notwithstanding the provisions of Section 12.01, the Trustee Bank shall (i) on an annual basis, on or before March 1st, provide to the Transferor such information regarding the Trustee Bank as is requested in writing for the purpose of compliance with Items 1109(a), 1109(b), 1117 and 1119 of Regulation AB; provided, however, that in the event that there has been no change to the information previously provided by the Owner Trustee to the Transferor, the Owner Trustee shall not be required to provide such information but shall instead provide a written confirmation to the Transferor that the previously provided information remains accurate and complete in all material respects, and (ii) as promptly as practicable following notice to or discovery by a Responsible Officer of the Trustee Bank of any material changes to such information, provide to the Transferor and the Servicer, in writing, such updated information. Such information shall include, at a minimum:

(a) the Trustee Bank’s name and form of organization;

(b) a description of the extent to which the Trustee Bank has had prior experience serving as a trustee for asset-backed securities transactions involving credit card receivables; and

(c) a description of any affiliation between the Trustee Bank and any of the following parties to a Securitization Transaction, as such parties are identified to the Trustee Bank by the Transferor in writing at least three (3) Business Days in advance of such Securitization Transaction:

(i)	the sponsor;

(ii)	any depositor;

(iii)	the issuing entity;

(iv)	any servicer;

(v)	any trustee;

(vi)	any originator;

(vii)	any significant obligor;

(viii)	any enhancement or support provider;

(ix)	any asset representations reviewer; and

(x)	any other material transaction party.

In connection with the above-listed parties, a description of whether there is, and if so the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm’s length transaction with an unrelated third party, apart from the asset-backed securities transaction, that currently exists or that existed during the past two years and that is material to an investor’s understanding of the asset-backed securities.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BNY MELLON TRUST OF DELAWARE

By:	/s/ Dawn Plows
Name: Dawn Plows
Title: Associate

BREAD FINANCIAL FUNDING, LLC,
as Beneficiary and Transferor

By:	/s/ Wai Chung
Name: Wai Chung
Title: Treasurer

[SIGNATURE PAGE TO AMENDED AND RESTATED TRUST AGREEMENT]

Exhibit A

FORM OF CERTIFICATE OF TRUST

OF

BREAD FINANCIAL CARD ISSUANCE TRUST

This Certificate of Trust of Bread Financial Card Issuance Trust (the “Trust”) has been duly executed and is being filed by the undersigned, as trustee, to create a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the “Act”).

1. Name. The name of the statutory trust created hereby is Bread Financial Card Issuance Trust.

2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are BNY Mellon Trust of Delaware, 103 Bellevue Parkway, 3rd Floor, Wilmington, DE 19809, Attention: Corporate Trust Administration.

3. Effective Date. This Certificate of Trust shall be effective upon filing in the Office of the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Delaware Statutory Trust Act.

BNY MELLON TRUST OF DELAWARE,
not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

Exhibit B

BREAD FINANCIAL CARD ISSUANCE TRUST

[FORM OF] TRANSFEROR CERTIFICATE

THIS TRANSFEROR CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS TRANSFEROR CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THIS TRANSFEROR CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE TRUST AGREEMENT REFERRED TO HEREIN.

EACH PURCHASER AND TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT IS NOT ACQUIRING THE CERTIFICATE WITH THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A “PLAN” DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY.

No. [__]	One Unit

BREAD FINANCIAL CARD ISSUANCE TRUST

TRANSFEROR CERTIFICATE

THIS TRANSFEROR CERTIFICATE REPRESENTS A TRANSFEROR INTEREST

RELATING TO THE

BREAD FINANCIAL CARD ISSUANCE TRUST (THE “TRUST”)

The corpus of the Trust consists of the Trust Estate.

(Not an interest in or obligation of the Transferor or any affiliate thereof)

This certifies that Bread Financial Funding, LLC is the registered owner of all of the Transferor Interest, subject to the lien of the Notes as provided in the Indenture, dated as of June 11, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among U.S. Bank Trust Company, National Association, as indenture trustee

(the “Indenture Trustee”), U.S. Bank National Association, as securities intermediary, and the Trust, existing pursuant to the Bread Financial Card Issuance Trust Amended and Restated Trust Agreement, dated as of June 11, 2026 (as further amended, restated, supplemented or otherwise modified from time to time, the “Trust Agreement”), by and between Bread Financial Funding, LLC, as beneficiary and as transferor (the “Transferor”), and BNY Mellon Trust of Delaware, as owner trustee (not in its individual capacity, but solely as owner trustee, the “Owner Trustee”). Capitalized terms used in this Transferor Certificate that are not defined herein are used as defined in the Trust Agreement. The corpus of the Trust consists of the Trust Estate (as defined in the Trust Agreement). Although a summary of certain provisions of the Transfer Agreement, dated as of June 11, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Transfer Agreement”), by and between the Transferor, the Trust, as issuer, and the Indenture Trustee, the Servicing Agreement, dated as of June 11, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Servicing Agreement”), by and among the Transferor, Comenity Capital Bank, as servicer and administrator, the Trust, as issuer, and the Indenture Trustee, the Trust Agreement and the Indenture (collectively, the “Agreements”) is set forth below, this Transferor Certificate does not purport to summarize the Agreements and reference is made to the Agreements for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Owner Trustee. A copy of the Agreements may be requested from the Owner Trustee by writing to the Owner Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreements.

This Transferor Certificate is issued under and is subject to the terms, provisions and conditions of the Agreements, to which Agreements, as amended, restated, supplemented or otherwise modified from time to time, the Transferor by virtue of its acceptance hereof assents and is bound.

This Transferor Certificate represents all of the Transferor’s interest in the Transferor Interest. The Transferor Interest includes the right to receive a portion of the collections and other amounts at the times and in the amounts specified in the Indenture and any Indenture Supplement to be paid to the Transferor on behalf of the holder of the Transferor Interest. In addition to the Transferor Certificate, Notes will be issued to investors pursuant to the Indenture.

Unless otherwise specified in an Indenture Supplement with respect to a particular Series of Notes, the Transferor has entered into the Transfer Agreement, and this Transferor Certificate is issued, with the intention that, for federal, state and local income and franchise tax purposes, (a) the Notes of each Series or Class which are characterized as indebtedness at the time of their issuance shall qualify as indebtedness of the Transferor secured by the applicable portion of the Trust Estate and (b) the Trust shall not be treated as an association (or a publicly traded partnership) taxable as a corporation. The Transferor, by the acceptance of this Transferor Certificate, agrees to treat the Notes for federal, state and local income and franchise tax purposes as indebtedness of the Transferor. Unless the certificate of authentication hereon has been executed by or on behalf of the Owner Trustee, by manual signature, this Transferor Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS TRANSFEROR CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

IN WITNESS WHEREOF, the Trust has caused this Transferor Certificate to be duly executed.

BREAD FINANCIAL CARD ISSUANCE TRUST

By:	BNY MELLON TRUST OF DELAWARE,
not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

Dated: [________], 20[__]

CERTIFICATE OF AUTHENTICATION

This is the Transferor Certificate referred to in the within-mentioned Trust Agreement.

BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Owner Trustee	or	BNY MELLON TRUST OF DELAWARE,
not in its individual capacity
but solely as Owner Trustee

By
Authenticating Agent

By		By
	Authorized Signatory		Authorized Signatory